Exhibit 99.1

Outlease Agreement

Facility Name/Location	Finance/Sublocation No.	Project Number:
Jackson – Main Office	053774-G01	None
424 Sutter Street
Jackson, CA 95642-9998

THIS OUTLEASE, by and between the UNITED STATES POSTAL SERVICE, hereinafter called Lessor, and BANK OF AMADOR, A DIVISION OF AMERICAN RIVER BANK, a(n) California Corporation, hereinafter called the Lessee, whose address is P.O. Box 908, Jackson, CA 96642-0908, to use and occupy the property hereinafter described under the terms and subject to the conditions contained herein.

THEREFORE, for and in consideration of the rents, covenants and agreements hereinafter contained on the part of Lessee to pay, keep, and perform, Lessor does hereby let and demise unto Lessee and Lessee hereby outleases from Lessor, the following described Premises:

(“Premises”)

TO HAVE AND TO HOLD the Premises with their appurtenances for a fixed term beginning June 1, 2011 (“Commencement Date”), and ending May 31, 2016 (hereinafter collectively referred to as “Outlease Term”).

1.
Premises: In consideration of the obligations of Lessor and Lessee set forth herein, Lessor leases 3,600 square feet to Lessee, as depicted on Exhibit A attached hereto, and Lessee hereby leases from Lessor the premises.

2.
Rental Rate: Beginning on the Commencement Date and for each calendar month, Lessee shall pay the Lessor rent, as set out in the schedule below, which shall be due and payable on a monthly basis in advance, without demand or set-off, in the amount of:

Month(s)	Monthly Rent	Annual Rent	Per Square Foot / Year
06/01/2011 – 05/31/2012	$3,536	$42,432	$11.79
06/01/2012 – 05/31/2013	$3,536	$42,432	$11.79
06/01/2013 – 05/31/2014	$3,536	$42,432	$11.79
06/01/2014 – 05/31/2015	$3,536	$42,432	$11.79
06/01/2015 – 05/31/2016	$3,536	$42,432	$11.79

The first and last month’s rental is due in advance and must be made payable to the “Disbursing Officer, USPS” and submitted to the Contracting Officer along with signed copies of this agreement, the parties agree that the Lessee has already provided the first and last month’s rent.

All payments shall be made payable to the “Disbursing Officer, USPS”, and shall contain the following identification number: 053774-G01.

All subsequent rental payments are due and payable on the 1st of each month and should be delivered to the Accounting Service Center, US Postal Service, Disbursing Office, P.O. Box 21888, Eagan MN 55121-0888.

3.
Renewal Option(s): Lessee may, at its option and subject to the terms hereof, renew this Outlease Term for two (2) additional terms of five (5) years each, provided that this Outlease must be in full force and effect, and no event of default, or event or conditions which, with the giving of notice, the passage of time, or both, could mature into an event of default, may exist under this Outlease at the time of exercise of such option or at the time the renewal term would begin. Such renewal shall be upon the same terms and conditions as provided in this Outlease, except that (i) this Outlease may not be renewed more often than as set forth above, and (ii) the annual rental rate for such renewal period(s), and each monthly installment thereof, shall be determined as provided below. Each such option shall be exercised by Lessee giving notice (“Renewal Notice”) to Lessor in the manner prescribed in this Outlease, at least nine (9) months prior to the end of the then-existing term, and, if not so exercised, such option not so exercised and any subsequent option to renew shall automatically expire and terminate.

Outlease Agreement

The annual rental rate for each renewal period shall be the Fair Market Value (“FMV”) for such rent, which shall mean the annual rental rate then being charged by Lessors for comparable premises, in comparable buildings within the same geographic market, taking into consideration use, location and floor level within the Building. Within thirty (30) days of receipt of Lessee’s Renewal Notice, Lessor shall notify Lessee in writing of the FMV and Lessee shall have ten (10) days to either accept or reject such determination. If Lessee rejects Lessor’s determination, the Renewal Notice shall be deemed withdrawn, Lessee’s option to renew shall be deemed waived and this Lease shall expire at the end of the current term. If Lessee accepts the Lessor’s FMV determination, the parties shall enter into an amendment renewing this Outlease for a five year term at the rental rate as stated by Lessor, and all other terms and conditions of this Outlease shall remain in full force and effect.

4.
Termination: Either party has the right to terminate at any time by providing written 180 days’ notice to other party. Lessee’s notice must be mailed to USPS contracting officer address on signature page of this Agreement.

5.
Use: Lessee shall use the Premises exclusively for: Bank Retail Operation. Lessee agrees not to use the Premises in any way which, in the reasonable judgment of the Lessor, poses a hazard to the Lessor, the general public, the Premises or the building in part or whole. Lessee shall use reasonable care in the occupation and use of the Premises. Upon the expiration or termination of this Outlease, Lessee shall vacate the Premises, remove its property therefrom and forthwith yield and place Lessor in peaceful possession of the Premises, free and clear of any liens, claims, or encumbrances and in as good condition as the Premises existed at the commencement of this Outlease, ordinary wear and tear excepted.

6.
Inspection: Lessee has inspected and knows the condition of the Premises and agrees to accept same in its ‘as is’ condition. It is further understood that the Premises are hereby leased to Lessee without any obligation on the part of Lessor to make any additions, improvements or alterations thereto.

7.
Indemnification: Lessor shall not be responsible for damages to property or injuries to persons which may arise from or be incident to the use and occupation of the leased premises, nor for damages to the property or injuries to the person of Lessee or of others who may be on said premises at Lessee’s invitation, and Lessee shall indemnify and hold Lessor harmless from any and all claims for such damages or injuries.

8.
Repairs, Alterations and Improvements: Lessee shall not make any additions, improvements, repairs, or alterations to the Premises without the prior written consent of Lessor in each and every instance. If this provision is violated, Lessee is liable for the cost of removal and restoration, plus applicable administrative cost. In the event the Lessor consents to the Lessee making any additions, improvements, repairs, or alterations to the Premises, Lessee shall remain liable for the cost of removal and restoration, plus applicable administrative cost. Lessor has consented to the alterations and improvements depicted in the Tenant Improvement plans dated 1-17-2011, prepared by Interior Specialists for Bank of Amador – Jackson Branch.

9.
Maintenance: Lessee shall be responsible for maintenance of: 1) interior windows, 2) walls; 3) floor coverings; 4) custodial services; and 5) telecommunication services and data services. Lessor shall, except as otherwise specified herein and except for damages resulting from the act or negligence of the Lessee, its agents or employees, maintain in good repair and tenantable condition the demised premises, including the building and any and all equipment, fixtures, and appurtenances, whether severable or nonseverable, furnished by the Lessor under this Outlease. Lessor shall not provide custodial services within the Premises.

10.
Sublease and Assignment: Except with the prior written consent of Lessor, such consent not to be unreasonably withheld, Lessee shall neither transfer nor assign this Outlease or any of its rights hereunder, nor sublet the Premises or any part thereof or any property thereon nor grant any interest, privilege or license whatsoever in connection with this Outlease. In the event the Lessor consents to the subleasing or assignment of this Outlease, Lessee shall remain obligated to (i) pay rent and (ii) perform all other covenants under this Outlease. Notwithstanding anything herein to the contrary, Lessee shall be entitled, without consent of Lessor or Lessee and without triggering any right of Lessor or Lessee to terminate the Lease or this Outlease, to assign Outlease or any interest thereof, or to sublet the Premises or any part thereof, to any subsidiary or affiliate of Lessee, provided Lessee at all times remains liable for the performance of all obligations under this Outlease. The term “affiliate” shall include any corporation or other entity that controls, is controlled by, or is under common control with Lessee.

Outlease Agreement

11.
Taxes and Other Reimbursable Charges: In the event that a state or local tax is imposed upon the occupancy, use, possession, or leasehold interest of or in the real property herein leased, the obligation for the payment of the tax will be wholly that of the Lessee.

12.	Insurance:

a.
If the Premises or any part of the Premises is damaged by fire or other casualty resulting from any act or negligence of Lessee or any of Lessee’s agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Lessee shall be responsible for the costs of repair not covered by insurance.

b.
Lessee must obtain, at no cost to the Lessor, a commercial general liability insurance policy naming Lessor as an additional named insured and providing minimum limits of liability for bodily injury of $500,000 for each person and $1,000,000 for each occurrence and $2,000,000 aggregate and property damage limits of $250,000 for each occurrence and $500,000 aggregate. A MEMORANDUM OF INSURANCE OR A CERTIFICATE OF INSURANCE INCLUDING LESSOR AS AN ADDITIONAL NAMED INSURED THEREUNDER SHALL BE FURNISHED TO LESSOR. The certificate must include the following language: “Written notice must be provided to the United States Postal Service within thirty (30) days of the effective date of any reduction in coverage under, or cancellation of, any of the policies described herein.”

13.	Utilities: Except for telephone and/or other telecommunication services, Lessor shall furnish Lessee with all utilities as presently installed.

14.
Signs: The Lessee’s name and location may be placed on the building or outside of the building, provided any signage so installed is in compliance with all laws and ordinances governing same, and approved in writing by the Lessor. Lessee agrees, at Outlease termination or expiration, to remove any signage so installed and restore any areas impacted by same.

15.	Entry: The Lessor reserves the right to enter the leased premises at all reasonable hours to inspect it, show same or to make such repairs, additions or alterations as Lessor considers necessary.

16.
Default: If Lessee is in default in the payment of rent when due to Lessor as herein provided for a period of thirty (30) days, and if said default shall continue for fifteen (15) days after written notice thereof shall have been given to Lessee by Lessor, or in the event Lessee is in default or abandons the Premises for a period of thirty days or more, or breaches any other portion of this Outlease without correcting said breach within thirty (30) days after written notice thereof by Lessor, then the Lessor may, at its option, on authority hereby granted the Lessor by the Lessee: (a) declare this Outlease ended and terminated and may re-enter the Premises and remove all persons or things therefrom, and the Lessee hereby expressly waives all service of any demand or notice prescribed by any statute whatever; and (b) Lessor may enter the Premises and eject Lessee, forcibly or otherwise, without regard to any statute to the contrary, dispose of Lessee’s personal property in the Premises as deemed in the best interest of the United States Postal Service, and Lessee shall be liable for such damages as Lessor may incur. The rights and remedies of the Lessor as provided in this clause are not exclusive and are in addition to any other rights and remedies provided by law or under this Outlease.

17.
Quiet Possession: Lessor covenants and warrants that upon performance by Lessee of its obligations hereunder, Lessor will keep Lessee in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Premises during the term of this Outlease.

Outlease Agreement

18.	Recording: If the property leased is located in a State requiring the recording of leases, the Lessee shall comply with all such statutory requirements at Lessee’s expense.

19.
Notice: Any notice or advice to or demand upon Lessee shall be in writing and shall be deemed to have been given or made on the day when it is deposited in the mail by certified mail to the Lessee’s address indicated on the signature page herein, or at such other address as Lessee may hereafter from time to time specify in writing for such purpose. Any notice or advice to or demand upon Lessor shall be in writing and shall be deemed to have been given or made on the day when it is deposited in the mail by certified mail to the Lessor’s Contracting Officer at the address indicated on the signature page herein, or at such other address as Lessor’s Contracting Officer may hereafter from time to time specify in writing for such purpose. The Contracting Officer is the Lessor’s representative and is the only person who has authority to sign or amend the terms or conditions of this Outlease.

20.
No Waiver: The failure of Lessor to insist in any one or more instance upon performance of any of the terms, covenants, or conditions of this Outlease shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition. Lessee’s obligation with respect to such future performance shall continue in full force and effect.

21.
Hazardous/Toxic Conditions Clause: Lessee must comply with all state and local rules, laws, regulations, ordinances and licensing or permit requirements which affect the environment and physical integrity of the Premises or its surrounding area. If any activity of Lessee involves the storage on premises, shipping to or from the Premises or any use on the premises of any material, chemical or agent that qualifies as a hazardous or toxic substance under federal, state and local regulations or is an unregulated substance that has hazardous characteristics and is used, stored or transported in sufficient quantities to qualify as hazardous material, then all federal, state and local regulations, licensing or permit requirements must be complied with and copies of all licenses, permits or authorizations for their use, shipment, storage or transport must be forwarded to the Contracting Officer as well as copies of any citations or listing of infractions and subsequent corrections by the Lessee. Copies of any changes in any and all licenses or permits must be forwarded to the Contracting Officer. Where more than one rule or regulation applies, the more stringent will apply. If any federal, state or local law, regulation, rule or ordinance requires the filing of periodic reports by the Lessee, it shall be the obligation of Lessee under this Outlease to file a copy of any such periodic report(s) with the Lessor’s Contracting Officer at the same time such report(s) is filed with the federal, state or local government or its assignee.

Lessor reserves the right to inspect the premises at any reasonable time to ascertain if any Outlease violations occur. If any contamination, violation or hazardous condition, as reasonably determined by the Contracting Officer, occurs due to the handling, use, storage or transfer by Lessee of any material, whether such contamination, violation or hazardous condition is discovered during the Outlease term or after expiration or termination thereof, Lessee shall be solely responsible for removal or remediation of the hazardous or toxic condition in accordance with federal, state and local regulations and permit requirements. Notwithstanding any other clause in this section or in the Outlease, Lessee shall remove all hazardous material from the Premises at the expiration or termination of the Outlease and provide copies of all permits, notices and manifests required for such removal to Lessor. Lessee’s failure to comply with the provisions of this paragraph shall be grounds for termination of this Outlease for default. Receipt by Lessor of notices, reports, or any other information or documentation required herein shall not impose any responsibility on Lessor to supervise the affairs of Lessee nor relieve Lessee of its responsibility to comply fully with all applicable laws and regulations. The rights and remedies of Lessor provided in this clause are in addition to any other rights and remedies which may be available to Lessor by law or under this agreement. Lessee hereby indemnifies Lessor and its officers, agents, representatives, and employees from all claims, loss, damage, actions, causes of action, expense and/or liability, including the cost of defense, resulting from, brought for, or on account of any violation of this clause.

22.	Asbestos Containing Material (ACM):

Lessor has surveyed the premises for asbestos containing material (ACM). The premises may, or may not, contain ACM. It is Lessee’s responsibility to review the Asbestos Survey and Operation and Maintenance (O&M) Plan. Both the Survey and O&M Plan are available for review upon request from the USPS Postmaster/Installation Head. The O&M Plan provides suggestions on how to make improvements without disturbing ACM (for example, how to remove and reinstall carpet that is laid over asbestos containing floor tile). Should Lessee contract for custodial services or any other services (including construction, repairs, etc.), its contractor must also be aware of the survey and O&M Plan. Lessee understands that the Asbestos Survey and O&M Plan are being provided for informational purposes only; neither Lessee nor any other party is entitled to rely on the accuracy of these materials.

Outlease Agreement

Any renovation or alteration performed by Lessee impacting or potentially impacting ACM requires the prior written approval of the USPS Contracting Officer, and must comply with all applicable local, state, and federal requirements, as well as all USPS requirements, including USPS asbestos policies, plans, management instructions, and environmental policies. Lessee must keep complete records of all such activity, and transfer them to Lessor at the termination of the Lease.

Lessee hereby indemnifies, releases, and holds harmless Lessor from any and all claims, losses, etc. in any way arising out of any work or activity related to this clause.

23.	Headings: The headings used in this Outlease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Outlease.

24.	Successors: The provisions of this Outlease shall extend to and be binding upon Lessor and Lessee and their respective legal representatives, successors and assigns.

25.	Consent: Lessor shall not unreasonably withhold or delay its consent with respect to any matter for which Lessor’s consent is required or desirable under this Outlease.

26.	Compliance with Law: Lessee shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to Lessee’s use of the Premises.

27.
Final Agreement: This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

28.	Governing Law: This Agreement shall be governed, construed and interpreted by, through and under federal law.

29.	General Conditions: This Agreement is subject to the attached General Conditions.

30.	Parking: Lessee shall have access to ten (10) parking spaces, as depicted on Exhibit B attached hereto.

31.
Building Rules & Hours: Lessee, Lessee’s agents, employees, invitees and visitors may use the Premises only for lawful purposes consistent with the requirements of applicable laws, codes and regulations, and shall comply fully with all applicable Rules and Regulations Governing Conduct on Postal Property (Title 39, CFR, Part 232) as attached hereto or subsequently amended.

Access to the Outleased Premises is available 7 days a week, 24 hours a day.

Lessee’s normal hours of operation are Monday through Friday from 7:30 am to 5:00 pm (“Core Hours”).

The parties understand that from time to time and in emergency situations, the Lessor, at its own discretion, may be unable to allow or provide access to the Outleased Premises on a 24 hour a day, 7 day a week, 365 days per year basis, and may be unable to provide advance notice of such. In no event shall Lessor be liable to Lessee, its invitees, or other third parties for any damages or losses based on its failure to provide access to the Outleased Premises and/or the ATM on a 24 hour a day, 7 day a week, 365 days per year basis. However, to the extent that Lessor is unable to provide uninterrupted access to the Lessee during its Core Hours, the Lessee may be entitled to a rent abatement that is proportionate to the amount of time during which its access is so interrupted, unless such interruption is due to fire or other casualty, Acts of God, acts of a public enemy, riot or insurrection, vandalism, or other similar events.

Outlease Agreement

32.
Holding Over: If Lessee occupies the Premises beyond the Outlease Term or any properly exercised Renewal Term, without Lessor’s written consent (“Hold Over”), Lessee shall be deemed to occupy the Premises on a month to month basis, terminable by either party on thirty (30) days written notice to the other party and all of the terms and provisions of this Outlease shall be applicable during that period, except that Lessee shall pay Lessor a monthly rental rate equal to one hundred fifty percent (150%) of the monthly rent applicable hereunder at the expiration of the previous Outlease Term or applicable Renewal Term, prorated for the number of days of such holding over. If Lessee refuses to vacate after receiving a notice of termination as provided in this paragraph, Lessee shall be deemed a Lessee at sufferance and Lessor may use self-help, or may institute a forcible detainer or similar action against Lessee or any other party in possession of the Premises, or pursue any other remedy available at law or in equity.

33.
Automated Teller Machines. Subject to the provisions of this paragraph, and subject to Lessee obtaining all necessary governmental permits and approvals therefore, Lessee may install no more than one automated teller machines (each an “ATM” and collectively the “ATMs”) within the Premises in locations mutually acceptable to Lessor and Lessee. Lessee will comply with all Laws applicable to the installation, use and operation of the ATMs. Lessee must pay all annual and other permit fees, if any, therefore and must pay all costs of maintenance thereof during the Term. The size and location of the ATMs and the structures constructed to house the same will be subject to Lessor’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Lessee will, at its sole cost, maintain, repair, and replace the ATMs and keep the Common Area immediately adjacent to the ATMs free of litter generated in connection with the use of the ATM. Lessee will provide all security measures that are customary for similar automated teller facilities, and Lessee’s operation and maintenance of the ATMs will be at Lessee’s own risk. Lessee will review such security measures at least annually and revise the same, if necessary, to reflect security measures then being implemented by Lessee for similar installations in the metropolitan area. Lessee will also be responsible for all appropriate safety measures related to access for the ATMs, including but not limited to floor mats during inclement weather, additional lighting, and similar measures designed to limit the potential for injury or damage to those accessing the ATMs. Lessee agrees to defend, indemnify and hold Lessor harmless from any and all claims associated with access to and use of the ATMs. Lessee will pay all personal property and other similar taxes or fees assessed or imposed on the ATM, if any. Upon the expiration or earlier termination of this Lease, Lessee will remove the ATMs from the Premises, repair all damage to the Premises caused by such removal, and restore the areas in which the ATMs were installed to a condition and appearance which is substantially similar to the remainder of the lobby areas.

Outlease Agreement

ADDENDUM

Additional clauses for properties with a USPS presence and/or other Lessees: None

Outlease Agreement

EXECUTED BY LESSEE this 20th day of  May___________________, 2011.

CORPORATION

By executing this Outlease, Lessee certifies that Lessee is not a USPS employee or contract employee (or an immediate family member of either), or a business organization substantially owned or controlled by a USPS employee or contract employee (or an immediate family member of either).

Name of Corporation: Bank of Amador, A Division of American River Bank. A California Corporation

By:	Mitchell Derenzo	/s/ Mitchell A. Derenzo
Print Name & Title		Signature

Print Name & Title		Signature

Lessee’s	Address: P.O. Box 908 City: Jackson State: CA Zip + 4: 95642-0908

e-mail: mderenzo@amrb.com

Lessee’s Telephone Number(s): (916) 231-6723          FAX:  (916) 854-4623

Federal Tax Identification No.: 94-2893864

/s/ Erik A. Lawson	/s/ Olivia Torres
Witness	Witness

a.	Where the Lessee is a corporation, leases and subleases entered into must have the corporate seal affixed or in place thereof the statement that the corporation has no seal.

b.
Where the Lessee is a corporation, municipal corporation, non-profit organization, or fraternal order or society, the Outlease must be accompanied by documentary evidence affirming the authority of the agent, or agents, to execute the Outlease to bind the corporation, municipal corporation, non-profit organization, or fraternal order or society for which he (or they) purports to act. The usual evidence required to establish such authority is in the form of extracts from the articles of incorporation, or bylaws, or the minutes of the board of directors duly certified by the custodian of such records, under the corporate seal. Such resolutions, when required, must contain the essential stipulations embodied in the Outlease. The names and official titles of the officers who are authorized to sign the Outlease must appear in the document.

c.
Any notice to Lessee provided under this Outlease or under any law or regulation must be in writing and submitted to Lessee at the address specified above, or at an address that Lessee has otherwise appropriately directed in writing. Any notice to the Postal Service provided under this Outlease or under any law or regulation must be in writing and submitted to “Contracting Officer, U.S. Postal Service” at the address specified below, or at an address that the Postal Service has otherwise directed in writing.

Postal Service Signatures on the following page

Outlease Agreement

ACCEPTANCE BY THE POSTAL SERVICE

Date: 5/24/11

/s/ Gabriel Benvenuto
GABRIEL BENVENUTO	Signature of Contracting Officer
USPS WESTERN FSO
7500 E 53RD PL RM 1108
DENVER CO 80266-9918

Address of Contracting Officer

Outlease Agreement

Exhibit A

POST OFFICE
ATM
UP
PGE-PHONE
WOMENS
48" HIGH
UNISEX
CONFERENCE
ADA
CHECK WRITE
BATTERY BACKUP CIRCUIT-CHECK SPECS.
ACCESS FOR TELLER POWER AND DATA
ND
STORAGE ROOM
COPY
WORK COUNTER
SAFE
38" HIGH
38" HIGH
LUNCH ROOM
NORTH

ELECTRICAL/DATA PLAN

SCALE 1/4" = 1'-0"

Outlease Agreement

Exhibit B
Parking

Outlease Agreement

Rules and Regulations

A.	APPLICABILITY

These rules and regulations apply to all real property under the charge and control of the Postal Service, to all Lessees, tenant agencies, and to all persons entering or on such property. These rules and regulations shall be posted and kept posted at a conspicuous place on all such property.

B.	RECORDING PRESENCE

Except as otherwise ordered, properties must be closed to the public after normal business hours. Properties also may be closed to the public in emergency situations and at such times as may be necessary for the orderly conduct of business. Admission to properties when such properties are closed to the public may be limited to authorized individuals who may be required to sign the register and display identification documents when requested by security force personnel or other authorized individuals.

C.	GENERAL RESTRICTIONS

1.
Preservation of Property. Improperly disposing of rubbish, spitting, creating any hazard to persons or things, throwing articles of any kind from a building, climbing upon the roof or any part of a building, or willfully destroying, damaging, or removing any property or any part thereof, is prohibited.

2.
Conformity with Signs and Directions. All persons in and on the property shall comply with official signs of a prohibitory or directory nature, and with the directions of security force personnel or other authorized individuals.

3.
Inspection. Purses, briefcases, and other containers brought into, while on, or being removed from the property are subject to inspection. However, items brought directly to a postal facility’s customer mailing acceptance area and deposited in the mail are not subject to inspection, except as provided by section 274 of the Administrative Support Manual. A person arrested for violation of this section may be searched incident to that arrest.

D.	SPECIFIC RESTRICTIONS

1.	Disturbances. Disorderly conduct, or conduct which creates loud and unusual noise, or which obstructs the usual use of entrances, foyers, corridors, offices, elevators, stairways, and parking lots, or which otherwise tends to impede or disturb the public employees in the performance of their duties, or which otherwise impedes or disturbs the general public in transacting business or obtaining the services provided on property, is prohibited.

2.	Gambling. Participating in games for money or other personal property, the operating of gambling devices, the conduct of a lottery or pool, or the selling or purchasing of lottery tickets, is prohibited on postal premises. This prohibition does not apply to the vending or exchange of state lottery tickets at vending facilities operated by licensed blind persons where such lotteries are authorized by state law.

3.	Alcoholic Beverages and Drugs. A person under the influence of an alcoholic beverage or any drug that has been defined as a “controlled substance” may not enter postal property or operate a motor vehicle on postal property. The possession, sale, or use of any “controlled substance” (except when permitted by law) or the sale or use of any alcoholic beverage (except as authorized by the Postmaster General or designee) on postal premises is prohibited. The term “controlled substance” is defined in section 802 of title 21 U.S.C.

4.	Smoking and Sale of Tobacco Products in Vending Machines.

	a.	Smoking (defined as having a lighted cigar, cigarette, pipe, or other smoking material) is prohibited in all postal buildings and office space, including public lobbies.

b.
The sale of tobacco products in vending machines located in or around postal property is prohibited. The distribution of free samples of tobacco products in or around postal property is also prohibited. The term “tobacco product” means cigarettes, cigars, little cigars, pipe tobacco, smokeless tobacco, snuff, and chewing tobacco.

Outlease Agreement

5.	Soliciting, Electioneering, Collecting Debts, Vending, and Advertising. Soliciting alms and contributions, campaigning for election to any public office, collecting private debts, commercial soliciting and vending, (including but not limited to, the vending of newspapers and other publications), the display or distribution of commercial advertising on postal premises, soliciting signatures on petitions, polls, or surveys (except as otherwise authorized by Postal Service regulations), and impeding ingress to or egress from post offices are prohibited. These prohibitions do not apply to:

	a.	Commercial or nonprofit activities performed under contract with the Postal Service or pursuant to the provisions of the Randolph-Sheppard Act;

	b.	Posting notices on bulletin boards as authorized in POSTAL OPERATIONS MANUAL 221.525;

c.
The solicitation of Postal Service and other federal military and civilian personnel for contributions by recognized agencies as authorized by the Manual on Fund Raising Within the Federal Service issued under Executive Order 10927 of March 13, 1961.

6.	Leafleting, picketing, etc. Leafleting, distributing literature, picketing, and demonstrating by members of the public are prohibited in lobbies and other interior areas of postal buildings open to the public. Public assembly and public address, except when conducted or sponsored by the Postal Service, are also prohibited in lobbies and other interior areas of postal buildings open to the public.

7.	Voter registration. Voter registration may be conducted on postal premises only in full accordance with the requirements of 39 CFR 232.1(h)(4).

8.	Placement of furniture, etc. Except as part of postal activities or activities associated with those permitted under paragraph D.7 above, no tables, chairs, freestanding signs or posters, structures, or furniture of any type may be placed in postal lobbies or on postal walkways, steps, plazas, lawns or landscaped areas, driveways, parking lots, or other exterior spaces.

9.	Depositing Literature. The depositing or posting of handbills, flyers, pamphlets, signs, posters, placards, or other literature except official postal and other governmental notices and announcements on the grounds, walks, driveways, parking and maneuvering area, exteriors of buildings and other structures, or on the floors, walls, stairs, racks, counters, desks, writing tables, window ledges, or furnishings, in interior public areas on postal premises is prohibited. This prohibition does not apply to:

	a.	Posting notices on bulletin boards as authorized in 221.525, POSTAL OPERATIONS MANUAL.

	b.	Interior space assigned to tenancies for their exclusive use.

10.	Photographs for News, Advertising, or Commercial Purposes.

Except as prohibited by official signs or the directions of security force personnel or other authorized personnel or a federal court order or rule, photographs for news purposes may be taken in entrances, lobbies, foyers, corridors, or auditoriums when used for public meeting. Other photographs may be taken only with the permission of the local postmaster or installation head.

11.	Dogs and Other Animals. Dogs and other animals, except those used to assist persons with disabilities, must not be brought upon postal property for other than official purposes.

12.	Vehicular and Pedestrian Traffic

a.
Drivers of all vehicles in or on postal premises shall drive in a careful and safe manner at all times and shall comply with signals and directions of security force personnel, other authorized individuals, and all posted traffic signs.

	b.	The blocking of entrances, driveways, walks, loading platforms, or fire hydrants is prohibited.

c.
Parking without authority, parking in unauthorized locations or in locations reserved for other persons, or continuously in excess of 18 hours without permission, or contrary to the direction of posted signs is prohibited. The section may be supplemented by the postmaster or installation head from time to time by the issuance and posting of specific traffic directives as may be required. When so issued and posted, such directives shall have the same force and effect as if made a part thereof.

Outlease Agreement

13.	Weapons and Explosives. No person while on postal property shall carry firearms, other dangerous or deadly weapons, or explosives, either openly or concealed, or store the same on postal property, except for official purposes.

E.	NONDISCRIMINATION

There must be no discrimination by segregation or otherwise against any person or persons because of race, color, religion, national origin, sex, age (persons 40 years of age or older are protected), reprisal (discrimination against a person for having filed or for having participated in the processing of an EEO complaint_29 CFR 1613.261-262), or physical or mental handicap, in furnishing, or by refusing to furnish to such person or persons the use of any facility of a public nature, including all services, privileges, accommodations, and activities provided on postal property.

F.	PENALTIES AND OTHER LAW

1.
Alleged violations of these rules and regulations are heard and the penalties prescribed herein are imposed, either in a Federal District Court or by a federal magistrate in accordance with applicable court rules. Questions regarding such rules should be directed to the regional counsel for the region involved.

2.
To the extent applicable under 39 CFR Part 232, whoever shall be found guilty of violating the rules and regulations in this notice while on property under the charge and control of the Postal Service is subject to fine of not more than $50 or imprisonment of not more than 30 days or both. Nothing contained in these rules and regulations shall be construed to abrogate any other federal laws or regulations or any state or local laws and regulations applicable to any area in which the property is situated.

3.
Members of the U.S. Postal Security Force shall exercise the powers of special policemen provided by 40 U.S.C. 318 and shall be responsible for enforcing the regulations in this notice in a manner that will protect Postal Service property. Postal inspectors, Office of Inspector General Criminal Investigators, and other persons designated by the chief Postal Inspector may likewise enforce regulations in this notice.

Outlease Agreement

General Conditions

1.	Contingent Fees/Brokers

a.
The Lessee warrants that no person or selling agency has been employed or retained to solicit or obtain this Outlease for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide, established commercial or selling agencies employed by the Lessee for the purpose of obtaining business.

b.
For licensed employees or established commercial brokerage agencies employed by the parties for the purpose of leasing space for a brokerage commission, each party agrees to pay its respective agent a commission in accordance with the respective agreement(s) between the respective party and its agent/broker.

c.
For breach or violation of this warranty, the Postal Service has the right to annul this contract without liability or to deduct from the contract price or otherwise recover the full amount of the commission, percentage, brokerage fee, or contingent fee.

2.
Non-Discrimination: The Lessee agrees that they will not discriminate by segregation or otherwise against any person or persons because of race, color, religion, national origin, sex, age (persons 40 years of age or older are protected), reprisal (discrimination against a person for having filed or for having participated in the processing of an EEO complaint 29 CFR 1613.261-262), or physical or mental handicap, in furnishing, or by refusing to furnish to such person or persons the use of any facility of a public nature, including all services, privileges, accommodations, and activities provided herein.

3.
Relocation: Lessee acknowledges that it acquires no right by virtue of execution of this Outlease to claim any benefits under Title 39, Code of Federal Regulations, Part 777 (Relocation Assistance and Real Property Acquisition Policies).

4.	Gratuities or Gifts (Clause 1-5: March 2006)

a.	The Postal Service may terminate this contract for default if, after notice and a hearing, the Postal Service Board of Contract Appeals determines that the Lessee or the Lessee’s agent or other representative:

	i.	Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee of the Postal Service; and

	ii.	Intended by the gratuity or gift to obtain a contract or favorable treatment under a contract.

b.	The rights and remedies of the Postal Service provided in this clause are in addition to any other rights and remedies provided by law or under this contract.

5.
Incorporation by Reference: In addition to the foregoing, the following clauses are incorporated in this contract by reference. The text of incorporated terms may be found in the Contract Clauses section of the Postal Service’s Supplying Principles and Practices manual.

Clause 9-7, Equal Opportunity (March 2006)1
Clause 9-13, Affirmative Action for Handicapped Workers (March 2006)2
Clause 9-14, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (March 2006)3
Clause B-9, Claims and Disputes (March 2006)41 For contracts aggregating payments of $10,000 or more.

1 For contracts aggregating payments of $10,000 or more.
2 For contracts aggregating payments of $10,000 or more.
3 For contracts aggregating payments of $25,000 or more.
4If a court of competent jurisdiction determines that the Contract Disputes Act (CDA) does not apply to this sublease, disputes not resolved through voluntary Alternative Dispute Resolution shall be heard in federal district court; otherwise, such disputes will be heard at the Postal Service Board of Contract Appeals or Court of Federal Claims, consistent with the CDA.